                       PLEASE READ THIS CONTRACT CAREFULLY


Annuity payments and other values provided by this contract under the Variable Income Options may increase or decrease and are not guaranteed as to fixed dollar amount.


                            RIGHT TO EXAMINE CONTRACT


ACCUMULATED VALUE STATES:
You may return this contract within 90 days after you have received it (the "Free Look Period"). It can be mailed or delivered either to us or the representative who sold it. If you return the contract, we will pay to you the Contract Value on the date the contract is returned to us plus any premium tax deducted on the Issue Date. This amount may be more or less than the Single Purchase Payment.

FULL REFUND STATES & IRAS FOR ALL STATES:
You may return this contract within 90 days after you have received it. It can be mailed or delivered either to us or the representative who sold it. If you return the contract within 10 days after you have received it ("the Free Look Period"), we will refund the Single Purchase Payment less the total amount of all annuity payments made or withdrawals taken. If you return the contract after the expiration of the "Free Look Period" but within 90 days after the Issue Date, we will pay to you the Contract Value on the date the contract is returned to us plus any premium tax deducted on the Issue Date.


             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

Home Office:            Dover, Delaware
Principal Office:       440 Lincoln Street, Worcester, Massachusetts  01653
Phone Number:           [1-800-723-6550]

This is a legal contract between you and the Company and is issued in consideration of the Single Purchase Payment shown on the Specifications page. The Net Payment may be allocated to the Fixed Income Option or the Variable Income Option or a combination of both. If you select the Variable Income Option, you can allocate the Net Payment among the Variable Sub-Accounts.




        President                                     Secretary



               Single Payment Immediate Variable and Fixed Annuity
               Annuity Payments Payable on the Annuity Income Date
Death Benefit Payable if an Owner or an Annuitant Dies prior to the Annuity
                                   Income Date
   This contract does not participate in the profits or surplus of the Company

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                                Table of Contents


SPECIFICATIONS                                                          3

DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION                              5

DEFINITIONS                                                             6


OWNER, ANNUITANT AND BENEFICIARY                                        8

ANNUITY BENEFIT                                                         10

         OVERVIEW                                                       10

         VARIABLE INCOME OPTIONS                                        11

         WITHDRAWALS                                                    14

DEATH OF OWNER OR ANNUITANT                                             17

         BEFORE THE ANNUITY INCOME DATE                                 17

         AFTER THE ANNUITY INCOME DATE                                  17

GENERAL PROVISIONS                                                      18

                                   DEFINITIONS

Annuitant                 The person who must be alive for annuity payments to
                          be made (unless payments are guaranteed). Joint
                          Annuitants are permitted and unless otherwise indicated, any reference to Annuitant shall include joint Annuitants.


Annuity Income Date       The date annuity payments begin. The Annuity Income
                          Date is shown on the Specifications Page.

Annuity Unit              A measure used to calculate annuity payments under a
                          Variable Income Option.

Beneficiary               The person, persons or entity entitled to the Death
                          Benefit upon the death of the Owner prior to the Annuity Income Date or remaining annuity payments, if any, upon the death of the Owner on or after the Annuity Income Date.

Change Frequency          How often changes (due to investment performance) will
                          be reflected in the dollar value of the variable annuity payments. For example, if you choose an annual
                          Change Frequency, the dollar value of variable annuity payments will remain constant within each one-year period.

Company, we, us or        Allmerica Financial Life Insurance and Annuity
our                       Company.

Contract Value            The Present Value of all remaining annuity payments.

Contract Year             A one-year period based on the Issue Date or an
                          anniversary thereof.

Date of First Change      The date on which your variable annuity payment will
                          change in value for the first time.

Effective Valuation Date  The Valuation Date on or immediately following the day we receive the Single Purchase Payment, request for transfer, withdrawal, or proof of death.

Fund Each separate investment company, investment series or portfolio eligible for investment by a Sub-Account of the Variable Account.

General Account           All assets of the Company that are not allocated to a
                          Separate Account.

Net Payment               The Single Purchase Payment less any premium tax.

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Owner, you or your        The person, persons or entity entitled to exercise the
                          rights and privileges under this contract. Joint
                          Owners are permitted and unless otherwise indicated, any reference to you and your shall include Joint Owners.

Premium Tax               The amount of tax, if any, imposed by a State or other
                          governmental entity upon our receipt of the Single
                          Purchase Payment.

Pro Rata                  The way a withdrawal is deducted from the accounts.
                          To determine how the withdrawal is made, assume an annuity payment is made on the date of the withdrawal. Compare the value of the payment from each account to the total annuity payment. The withdrawal from each account will be made in the same proportion.

Request A request or notice made by you, in a manner consistent with our current procedures, which is received by us.

Separate Account          A segregated account established by us. The assets in
                          a Separate Account are not commingled with our general assets and obligations and are not subject to claims arising out of any other business we may conduct.

State The state or jurisdiction in which this contract is issued.

Sub-Account               A Variable Account subdivision that invests
                          exclusively in shares of a corresponding Fund.

Valuation Date            A day the values of all units are determined.
                          Valuation Dates occur on each day the New York Stock
                          Exchange is open for trading.

Valuation Period          The period of time between two consecutive Valuation
                          Dates.

Variable Account          The Company's Separate Account, consisting of
                          Sub-Accounts that invest in the underlying Funds.

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                        OWNER, ANNUITANT AND BENEFICIARY

Owner                     The Owner is as shown on the Specifications Page.
                          Upon the death of an Owner prior to the Annuity Income Date, a Death Benefit is paid.

                          You may exercise all rights and options granted in this contract or by us, subject to the consent of any irrevocable Beneficiary (where applicable). Where there are joint Owners, the consent of both is required in order to exercise any ownership rights.

Assignment                You may not assign this contract.

Annuitant                 The Annuitant is as shown on the Specifications Page.
                          Upon the death of an Annuitant prior to the Annuity
                          Income Date, a Death Benefit is paid.

Beneficiary               The Beneficiary is as shown on the Specifications Page
                          unless subsequently changed. You may declare any Beneficiary to be revocable or irrevocable. A revocable Beneficiary may be changed at any time (a) before the Annuity Income Date and before the death of an Owner or an Annuitant; or (b) after the Annuity
                          Income Date and before the death of the Annuitant. An irrevocable Beneficiary must consent in writing to any change of beneficiary. Unless otherwise indicated, the Beneficiary will be revocable.

                          A Beneficiary change must be made by Request. When we receive the Request, the change will take place as of the date it was signed, even if an Owner or an Annuitant dies after the form is signed but prior to our receipt of the Request. Any rights created by the change will be subject to payments we made or actions taken before the change was recorded.

                          All benefits payable to the Beneficiary under this contract will be divided equally among the surviving Beneficiaries of the same class (see your Specifications Page), unless you direct otherwise. If there is no surviving Beneficiary in a particular class, then the benefit is divided equally among the surviving Beneficiaries of the next class. If there is no surviving Beneficiary, the deceased Beneficiary's interest will pass to you or your estate. If your contract has Joint Owners, and one Owner dies, the surviving joint Owner is the primary Beneficiary. This is confirmed on the Specifications Page.

                          Once entitled to benefits under this contract, the Beneficiary may transfer or commute the annuity payments or any values provided as long as he or she has been given that right by you.

Protection of Proceeds    To the extent allowed by law, this contract and any
                          payments made under it will be exempt from the claims of creditors.

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                                 ANNUITY BENEFIT


                          OVERVIEW


Single Purchase           The Single Purchase Payment is shown on the
Payment                   Specifications Page. No additional payments may be
                          made.

Net Payment               The Net Payment is equal to the Single Purchase
                          Payment reduced by any applicable Premium Tax. The Net
                          Payment is allocated as shown on the Specifications
                          Page.

Income Options            The Income Option you selected is shown on the
                          Specifications Page. Income Options may be Fixed,
                          Variable or combination Fixed and Variable.

                          The Fixed Income Option provides a guaranteed amount of income. The Fixed Income Option is funded through the General Account.

                          The Variable Income Option provides income that will vary over time. The investment performance of the selected Sub-Accounts causes changes in Annuity Unit Values, which result in fluctuating payments.

                          A combination Fixed and Variable Income Option provides a portion of income that is guaranteed in amount and a portion that will vary in amount.

                          Any portion of your Net Payment allocated to the Fixed Income Option will always remain allocated to the Fixed Income Option. Similarly, any portion of your Net Payment allocated to the Variable Income Option will always remain allocated to the Variable Income Option, but you can reallocate this variable portion of your contract among the various Sub-Accounts. See the "Transfers" provision for additional information.

Payment of Annuity        Annuity Payments are paid to you. By Request you may
Payments                  direct that payments be made to another person,
                          persons or entity.

                          VARIABLE INCOME OPTIONS

Assumed Investment        The Assumed Investment Return ("AIR") is used to
Return                    calculate the initial variable annuity payment and to
                          determine how the payment will change over time in response to the investment performance of the selected
                          Sub-Accounts. If the actual performance of any selected Sub-Account (as measured by the Net
                          Investment Factor) is equal to the AIR, the annuity payment attributable to that Sub-Account will be constant. If the actual performance is greater than the AIR, the annuity payment will increase. If the actual performance is less than the AIR, the annuity payment will decrease.

Net Investment Factor     The Net Investment Factor measures the investment
                          performance of a Sub-Account from one Valuation
                          Period to the next. This factor is equal to 1.000000 plus the result (which may be positive or negative) from dividing (a) by (b) and subtracting (c) and (d) where:

                               (a) is the investment income of a Sub-Account for
                                   the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;
                               (b) is the value of that Sub-Account's assets at
                                   the beginning of the Valuation Period;
                               (c) is the Mortality and Expense Risk Charge
                                   applicable to the current Valuation Period
                                   (see the Specifications Page) plus any
                                   adjustment for an optional feature; and
                               (d) is the Administrative Charge applicable to
                                   the current Valuation Period (see the
                                   Specifications Page).

                               We guarantee that the amount of each variable annuity payment will not be affected by changes in our mortality and expense experience. We assume the risk that actual mortality experience and expenses may exceed the amounts provided under the contract. We guarantee that the mortality and expense risk and administrative charges will not be increased. Subject to applicable State and federal laws, these charges may be decreased or the method used to determine the Net Investment Factor may be changed.

Annuity Unit Values       A Sub-Account Annuity Unit Value on any Valuation Date
                          is equal to its value on the preceding Valuation Date multiplied by the product of:

                               (a) a discount factor equivalent to the Assumed
                                   Investment Return and
                               (b) the Net Investment Factor of the Sub-Account
                                   for the applicable Valuation Period.

                          The value of an Annuity Unit as of any date other than a Valuation Date is equal to its value as of the preceding Valuation Date.


Determination of the      We have annuity option rates that determine the dollar
Number of Annuity Units   amount of the first periodic payment under each
                          Variable Income Option for each $1,000 of Net Payment.
                          We calculate this amount assuming there is no change in the Annuity Unit Value. We then divide the amount of the first annuity payment attributable to a particular Sub-Account by the Annuity Unit Value of that Sub-Account to determine the number of Annuity
                          Units. This number of Annuity Units remains fixed under all annuity benefit options [except Joint Life with a Survivor Benefit Options that reduce the number of Annuity Units upon the first death.]
                          However, the number of variable annuity units under any Annuity Benefit Option could change if transfers or withdrawals are made.

Dollar Amount of First    The dollar amount of the first variable annuity
Variable                  payment will Annuity Payment equal the number of
                          Annuity Units of each Sub-Account multiplied by the value of an Annuity Unit of that Sub-Account on the applicable Valuation Date. [The benefit of any optional feature will be taken into account.]



Dollar Amount of          The dollar amount of each subsequent variable annuity
Subsequent Variable       payment will vary with the Annuity Unit Value of the
Annuity Payments          selected Sub-Account(s) on certain dates. The dollar
                          amount of variable annuity payments remains level until the Date of First Change and within each Change
                          Frequency cycle. On the Date of First Change and as of the start of each Change Frequency cycle the dollar amount of the variable annuity payment is determined by multiplying the number of Annuity Units of each Sub-Account by the Annuity Unit Value of that Sub-Account on the applicable Valuation Date. [The benefit of any optional feature will be taken into account.]

Transfers                 You may make transfers among the Sub-Accounts by
                          Request to us. Transfers may be made (a) before the Annuity Income Date and before the death of an Owner or an Annuitant; or (b) after the Annuity Income
                          Date and as long as annuity payments are payable under the Annuity Benefit Option selected.

                          Transfers may increase or decrease the number of Annuity Units in each subsequent payment.

                          There is no charge for the first twelve transfers per Contract year. A transfer charge of up to $25 may be imposed on each additional transfer.

                          We reserve the right to establish and impose reasonable rules restricting transfers. All transfers are subject to our consent.

                          WITHDRAWALS

                          You have the right, based on the Annuity Benefit Option selected, to make withdrawals. Withdrawals may be made (a) before the Annuity Income Date and before the death of an Owner or an Annuitant; or (b) after the Annuity Income Date and as long as annuity payments are payable under the Annuity Benefit Option selected. If the Death Benefit is applied under an Annuity Benefit Option, withdrawals may also be made in accordance with this provision.

                          Amounts withdrawn that were applied under a Variable Income Option will be paid within 7 days of the date we receive your Request. We reserve the right to delay payments subject to applicable laws, rules and regulations governing variable annuities.

                          Amounts withdrawn that were applied under a Fixed Income Option will normally be paid within 7 days of the date we receive your Request. We may defer payment for up to six months from the receipt date. If deferred for 30 days or more, the amount payable will be credited interest at a rate of at least 3% or the appropriate rate mandated by the State.

                          Your Request must indicate the dollar amount to be paid and we will withdraw that amount on a Pro-Rata basis.

                          Only one Request for withdrawal under a provision(s) may be made each calendar year:

Payment Withdrawal        Each calendar year, you can request a withdrawal up to
Amount Option             an amount equal to:

                               (a) the Payment Withdrawal Amount (see
                                   Specifications Page) multiplied by the value of an annuity payment, if one were to be paid, on the date we receive your Request (if the withdrawal is taken prior to the Annuity Incom Date), or

                               (b) the Payment Withdrawal Amount (see
                                   Specifications Page) multiplied by the
                                   previous annuity payment (if the withdrawal is taken after the Annuity Income Date).

                          Each withdrawal proportionately reduces the number of Annuity Units (for Variable Income Options) and/or the dollar amount (for Fixed Income Options) of each future annuity payment. The proportionate reduction is calculated by multiplying the number of Annuity Units or the dollar amount (whichever is applicable) of each future annuity payment by the following:

                               Amount of the variable or fixed withdrawal
                               ------------------------------------------
                            Present Value of all remaining variable or fixed
                          annuity payments immediately prior to the withdrawal]


[Present Value            Over the life of the contract, when there are
Withdrawal Option         remaining  guaranteed annuity payments, you may
                          request withdrawals which represent a percentage of the Present Value of those remaining guaranteed payments.

                          Each withdrawal proportionately reduces any remaining guaranteed payments (for Variable Income Options) and/or the dollar amount of each future annuity payment (for Fixed Income Options). The proportionate reduction is calculated by multiplying the number of Annuity Units or the dollar amount (whichever is applicable) of each future annuity payment by the following:

                              Amount of the variable or fixed withdrawal
                              ------------------------------------------
                            Present Value of all remaining variable or fixed
                          guaranteed annuity payments immediately prior to the
                                            withdrawal

                          Whenever a withdrawal is taken under this provision, we record the percentage withdrawn. (See proportionate reduction calculation above.) The total percentage withdrawn over the life of the contract cannot exceed the Present Value Withdrawal Amount (see the Specifications Page).

                          [If an Annuitant is still living after the guaranteed payments have been paid, the number of Annuity Units (for Variable Income Options) or dollars (for Fixed Income Options) will increase to the number of Annuity Units/dollars payable prior to any Present Value Withdrawals, adjusted upon the death of the first Annuitant, if applicable, or for transfers, or for any withdrawals taken under the Payment Withdrawal Amount Option.]]

Present Value             For a variety of purposes, it is at times necessary to
                          determine the Present Value of either all future annuity payments or of future guaranteed annuity payments. Present Values are calculated based on the Mortality Table used by us to determine your benefit
                          (see the Specifications Page), male, female or unisex rates as appropriate, and the interest rate (for Fixed
                          Income Options) or AIR (for Variable Income Options) used to determine the annuity payments increased by the following adjustments:

                                                                     Adjustment
                          Death of the Annuitant                           0.00%

                          Withdrawals
                              5 or more years after Issue Date             0.00%
                              Within 5 years of Issue Date:
                              15 or more years of annuity payments
                              being valued                                1.00%
                              10-14 years of payments being valued        1.50%
                              Less than 10 years of payments being valued 2.00%

                          Determination of Contract Value*                0.00%

                          *If an optional feature was selected, annuity payments used in determining this Present Value will be the amount that would have been payable had you not selected the optional feature.

                           DEATH OF OWNER OR ANNUITANT

                          BEFORE THE ANNUITY INCOME DATE

Death Benefit             If an Owner or an Annuitant dies, we will pay a Death
                          Benefit equal to the Contract Value. The Contract
                          Value will be determined as of the Effective Valuation
                          Date.

                          The Death Benefit will be paid to the Owner of the contract. If there is no Owner or Joint Owner, we will pay the Death Benefit to the Beneficiary.


Payment of the            Unless you have specified otherwise, the Death Benefit
Death Benefit             will be paid within 7 days of the Effective Valuation
                          Date. Alternatively, the person entitled to the Death
                          Benefit may, by Request, elect to receive an annuity over his or her life expectancy (or over a period not extending beyond such life expectancy), with distributions beginning within one year from the date of death.

                          If the sole Beneficiary is the deceased Owner's spouse, the Beneficiary may elect to continue the contract as the Owner and Annuitant. As of the date of such election, annuity payments will be adjusted to reflect any change of Annuitant and Annuity Income Date. The new Annuity Income Date must be within twelve months of the Issue Date (see Specifications
                          Page). Any subsequent spouse of the new Owner, if named as the Beneficiary, may not continue this contract.

                          AFTER THE ANNUITY INCOME DATE

Remaining Annuity         If the Owner or Annuitant dies, we will pay remaining
Payments                  annuity payments, if any, in accordance with the
                          terms of the Annuity Benefit Option selected.

                          Any remaining annuity payments will be paid to the Owner of the contract. If there is no Owner or Joint Owner, then the Beneficiary will receive the payments and become the Owner of the contract.

Lump Sum Option           The Beneficiary may elect to receive the Present Value
                          of any remaining payments in one lump sum.

                          GENERAL PROVISIONS

Entire Contract           The entire contract consists of this contract, any
                          application attached at issue, Specifications page and endorsements.

Misstatement of Age       If the age or sex of an individual is misstated, we
Or Sex                    will adjust all benefits payable to that which would
                          be available at the correct age or sex. Any underpayments already made by us will be paid immediately. Any overpayments will be deducted from future annuity payments.

Failure to Notify Company After the Annuity Income Date and once notified of the
of Annuitant Death        Annuitant's death, we reserve the right to recover any
                          overpaid annuity payments.

Modifications             Only the President or Vice President of the Company
                          may modify or waive any provisions of this contract.
                          Agents or Brokers are not authorized to do so.

Incontestability          We will not contest this Contract.

Minimums All values and benefits available under this contract equal or exceed those required by the State in which the contract is delivered.

Annual Report             We will send you an annual report of the Sub-Accounts
                          and any other notices, reports or documents required by law to be delivered to You.

Addition, Deletion, or    We reserve the right, subject to compliance with
Substitution of           applicable law, to add to, delete from, or substitute
Investments               for the shares of a Fund that are held by the
                          Sub-Accounts or that the Sub-Accounts may purchase. We also reserve the right to eliminate the shares of any Fund no longer available for investment or if we believe further investment in the Fund is no longer appropriate for the purposes of the Sub-Accounts.

                          We will not substitute shares attributable to any interest in a Sub-Account without notice to you and prior approval of the Securities and Exchange Commission as required by the Investment Company Act of 1940. This will not prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from permitting a conversion between series or classes of contracts on the basis of requests made by You.

                          We reserve the right, subject to compliance with applicable laws, to establish additional Separate Accounts and Sub-Accounts and to make them available to any class or series of contracts as we consider appropriate. Each new Separate Account or Sub-Account will invest in a new investment company, or in shares of another open-end investment company, or such other investments as may be permitted under applicable law. We also reserve the right to eliminate or combine existing Sub-Accounts and to transfer the assets of any Sub-Accounts to any other Sub-Accounts. In the event of any substitution or change, we may, by appropriate notice, make such changes in this and other contracts as may be necessary or appropriate to reflect the substitution or change. If we consider it to be in the best interests of the owners, the Variable Account or any Sub-Account may be operated as a management company under the Investment Company Act of 1940 or in any other form permitted by law, or may be de-registered under the Act in the event registration is no longer required, or may be combined with our other accounts.

Changes in Law            We reserve the right to make any changes to provisions
                          of the contract to comply with, or give you the benefit of, any federal or State statute, rule, or regulation.

Change of Name            Subject to compliance with applicable law, we reserve
                          the right to change the names of the Variable Account or the Sub-Accounts.

Federal Tax               The Variable Account is not currently subject to tax,
Considerations            but we reserve the right to assess a charge for taxes
                          if the Variable Account becomes subject to tax.

Splitting of Units        We reserve the right to split the value of a unit,
                          either to increase or decrease the number of units.
                          Any splitting of units will have no material effect on the benefits, provisions or investment return of this contract or upon you, the Annuitant, any Beneficiary, or us.

Insulation of Separate    The investment performance of Separate Account assets
Account                   is determined separately from our other assets.  The
                          assets of a Separate Account equal to the reserves and liabilities of the contracts supported by the account will not be charged with liabilities from any other business that we may conduct.

               Single Payment Immediate Variable and Fixed Annuity
               Annuity Payments Payable on the Annuity Income Date
 Death Benefit Payable if an Owner or an Annuitant Dies prior to the Annuity
   Income Date This contract does not participate in the profits or surplus of the Company

                                 SPECIFICATIONS

                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Payment for a Certain Number of Years:

     We will provide annuity payments, beginning on the Annuity Income Date, for the period of time shown on the Specifications Page.

                                 SPECIFICATIONS

                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION

Payment for a Certain Number of Years, with a Ratchet:

     We will provide annuity payments, beginning on the Annuity Income Date, for the period of time shown on the Specifications Page.

     The Ratchet is an optional feature you have selected which is applicable only to the Variable Income Option. It guarantees that annuity payments will never decrease as a result of investment performance.

     Annuity payments made prior to the Date of First Change are guaranteed to equal or exceed the Initial Ratchet Amount shown on the Specifications Page. All other annuity payments are guaranteed to equal or exceed the Current Ratchet Amount. The Current Ratchet Amount equals the amount of the last annuity payment in the previous Change Frequency Cycle.

     From one Change Frequency Cycle to the next, annuity payments are limited so that they will not exceed the applicable ratchet amount by more than the Ratchet Maximum Benefit Increase Percentage (see Specifications Page).

     If you take a withdrawal from the contract, the Initial Ratchet Amount (if the withdrawal is taken prior to the Date of First Change) or the Current Ratchet Amount (if the withdrawal is taken at any other time) will be reduced in the same manner that the withdrawal reduces the Annuity Units.

     There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

                                 SPECIFICATIONS

                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Payment for a Certain Number of Years, with a Floor:

     We will provide annuity payments, beginning on the Annuity Income Date, for the period of time shown on the Specifications Page.

     The Floor is an optional feature you have selected and is applicable only to the Variable Income Option. While variable annuity payments may increase or decrease, this feature guarantees that they will never fall below the Floor Amount.

     The Floor Amount is shown on the Specifications Page. If you take a withdrawal from the contract, the Floor Amount will be reduced in the same manner that the withdrawal reduces the Annuity Units.

     There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

                                 SPECIFICATIONS

                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Single Life Annuity:

     We will provide annuity payments, beginning on the Annuity Income Date, during the life of the sole Annuitant. We may require satisfactory proof that the Annuitant is alive before any annuity payment is made.

                                 SPECIFICATIONS

                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Single Life Annuity, with a Ratchet:

     We will provide annuity payments, beginning on the Annuity Income Date, during the life of the sole Annuitant. We may require satisfactory proof that the Annuitant is alive before any annuity payment is made.

     The Ratchet is an optional feature you have selected which is applicable only to the Variable Income Option. It guarantees that annuity payments will never decrease as a result of investment performance.

     Annuity payments made prior to the Date of First Change are guaranteed to equal or exceed the Initial Ratchet Amount shown on the Specifications Page. All other annuity payments are guaranteed to equal or exceed the Current Ratchet Amount. The Current Ratchet Amount equals the amount of the last annuity payment in the previous Change Frequency Cycle.

     From one Change Frequency Cycle to the next, annuity payments are limited so that they will not exceed the applicable ratchet amount by more than the Ratchet Maximum Benefit Increase Percentage (see Specifications Page).

     If you take a withdrawal from the contract, the Initial Ratchet Amount (if the withdrawal is taken prior to the Date of First Change) or the Current Ratchet Amount (if the withdrawal is taken at any other time) will be reduced in the same manner that the withdrawal reduces the Annuity Units.

     There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

                                 SPECIFICATIONS

                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Single Life Annuity, with a Floor:

     We will provide annuity payments, beginning on the Annuity Income Date, during the life of the sole Annuitant. We may require satisfactory proof that the Annuitant is alive before any annuity payment is made.

     The Floor is an optional feature you have selected and is applicable only to the Variable Income Option. While variable annuity payments may increase or decrease, this feature guarantees that they will never fall below the Floor Amount.

     The Floor Amount is shown on the Specifications Page. If you take a withdrawal from the contract, the Floor Amount will be reduced in the same manner that the withdrawal reduces the Annuity Units.

     There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

                                 SPECIFICATIONS

                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Joint Life Annuity with a Survivor Benefit:

     We will provide annuity payments, beginning on the Annuity Income Date, during the joint lifetime of both Annuitants. Upon the death of an Annuitant, the number of Annuity Units (for Variable Income Options) and/or the dollar amount (for Fixed Income Options) of each payment will be adjusted by the Survivor Benefit Percentage.

     The Survivor Benefit Percentage is the percentage of Annuity Units or dollars of each payment paid during the survivor's life, which may be less than or equal to that paid when both individuals are living. This percentage is only applicable after the death of the first Annuitant.

     We may require satisfactory proof that the Annuitants are alive before any annuity payment is made.

                                 SPECIFICATIONS

                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION

Joint Life Annuity with a Survivor Benefit, with a Ratchet:

     We will provide annuity payments, beginning on the Annuity Income Date, during the joint lifetime of both Annuitants. Upon the death of an Annuitant, the number of Annuity Units (for Variable Income Options) and/or the dollar amount (for Fixed Income Options) of each payment will be adjusted by the Survivor Benefit Percentage.

     The Survivor Benefit Percentage is the percentage of Annuity Units or dollars of each payment paid during the survivor's life, which may be less than or equal to that paid when both individuals are living. This percentage is only applicable after the death of the first Annuitant.

     We may require satisfactory proof that the Annuitants are alive before any annuity payment is made.

     The Ratchet is an optional feature you have selected which is applicable only to the Variable Income Option. It guarantees that annuity payments will never decrease as a result of investment performance.

     Annuity payments made prior to the Date of First Change are guaranteed to equal or exceed the Initial Ratchet Amount shown on the Specifications Page. All other annuity payments are guaranteed to equal or exceed the Current Ratchet Amount. The Current Ratchet Amount equals the amount of the last annuity payment in the previous Change Frequency Cycle. Upon the death of the first Annuitant, the Current Ratchet Amount is adjusted by multiplying it by the Survivor Benefit Percentage.

     From one Change Frequency Cycle to the next, annuity payments are limited so that they will not exceed the applicable ratchet amount by more than the Ratchet Maximum Benefit Increase Percentage (see Specifications Page).

     If you take a withdrawal from the contract, the Initial Ratchet Amount (if the withdrawal is taken prior to the Date of First Change) or the Current Ratchet Amount (if the withdrawal is taken at any other time) will be reduced in the same manner that the withdrawal reduces the Annuity Units.

     There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

                                 SPECIFICATIONS


                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION

Joint Life Annuity with a Survivor Benefit, with a Floor:

     We will provide annuity payments, beginning on the Annuity Income Date, during the joint lifetime of both Annuitants. Upon the death of an Annuitant, the number of Annuity Units (for Variable Income Options) and/or the dollar amount (for Fixed Income Options) of each payment will be adjusted by the Survivor Benefit Percentage.

     The Survivor Benefit Percentage is the percentage of Annuity Units or dollars of each payment paid during the survivor's life, which may be less than or equal to that paid when both individuals are living. This percentage is only applicable after the death of the first Annuitant.

     We may require satisfactory proof that the Annuitants are alive before any annuity payment is made.

     The Floor is an optional feature you have selected and is applicable only to the Variable Income Option. While variable annuity payments may increase or decrease, this feature guarantees that they will never fall below the Floor Amount.

     The Floor Amount is shown on the Specifications Page. Upon the death of the first Annuitant, the Floor Amount is adjusted by multiplying it by the Survivor Benefit Percentage. If you take a withdrawal from the contract, the Floor Amount will be reduced in the same manner that the withdrawal reduces the Annuity Units.

     There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

                                 SPECIFICATIONS


                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Single Life Annuity with Payment for a Certain Number of Years:

     We will provide annuity payments, beginning on the Annuity Income Date, during the life of the sole Annuitant with a guarantee that if, at the Annuitant's death, annuity payments have been made for less than the number of years elected, then annuity payments will continue thereafter to you (or the payee you designate) for the remainder of the period. We may require satisfactory proof that the Annuitant is alive before any annuity payment is made.

                                 SPECIFICATIONS


                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Single Life Annuity with Payment for a Certain Number of Years, with a Ratchet:

     We will provide annuity payments, beginning on the Annuity Income Date, during the life of the sole Annuitant with a guarantee that if, at the Annuitant's death, annuity payments have been made for less than the number of years elected, then annuity payments will continue thereafter to you (or the payee you designate) for the remainder of the period. We may require satisfactory proof that the Annuitant is alive before any annuity payment is made.

     The Ratchet is an optional feature you have selected which is applicable only to the Variable Income Option. It guarantees that annuity payments will never decrease as a result of investment performance.

     Annuity payments made prior to the Date of First Change are guaranteed to equal or exceed the Initial Ratchet Amount shown on the Specifications Page. All other annuity payments are guaranteed to equal or exceed the Current Ratchet Amount. The Current Ratchet Amount equals the amount of the last annuity payment in the previous Change Frequency Cycle.

     From one Change Frequency Cycle to the next, annuity payments are limited so that they will not exceed the applicable ratchet amount by more than the Ratchet Maximum Benefit Increase Percentage (see Specifications Page).

     If you take a withdrawal from the contract, the Initial Ratchet Amount (if the withdrawal is taken prior to the Date of First Change) or the Current Ratchet Amount (if the withdrawal is taken at any other time) will be reduced in the same manner that the withdrawal reduces the Annuity Units.

     There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

                                 SPECIFICATIONS


                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


 Single Life Annuity with Payment for a Certain Number of Years, with a Floor:

     We will provide annuity payments, beginning on the Annuity Income Date, during the life of the sole Annuitant with a guarantee that if, at the Annuitant's death, annuity payments have been made for less than the number of years elected, then annuity payments will continue thereafter to you (or the payee you designate) for the remainder of the period. We may require satisfactory proof that the Annuitant is alive before any annuity payment is made.

     The Floor is an optional feature you have selected and is applicable only to the Variable Income Option. While variable annuity payments may increase or decrease, this feature guarantees that they will never fall below the Floor Amount.

     The Floor Amount is shown on the Specifications Page. If you take a withdrawal from the contract, the Floor Amount will be reduced in the same manner that the withdrawal reduces the Annuity Units.

     There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

                                 SPECIFICATIONS


                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Joint Annuity with a Survivor Benefit, with Payment for a Certain Number of
Years:

     We will provide annuity payments, beginning on the Annuity Income Date, during the joint lifetime of both Annuitants with a guarantee that if, upon the death of both Annuitants, annuity payments have been made for less than the number of years elected, then annuity payments will continue thereafter to you (or the payee you designate) for the remainder of the period. Upon the death of an Annuitant, the number of Annuity Units (for Variable Income Options) and/or the dollar amount (for Fixed Income Options) of each payment will be adjusted by the Survivor Benefit Percentage.

     The Survivor Benefit Percentage is the percentage of Annuity Units or dollars of each payment paid during the survivor's life, which may be less than or equal to that paid when both individuals are living. This percentage is only applicable after the death of the first Annuitant.

     We may require satisfactory proof that the Annuitants are alive before any annuity payment is made.

                                 SPECIFICATIONS


                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION

Joint Annuity with a Survivor Benefit, with Payment for a Certain Number of Years, with a Ratchet:

     We will provide annuity payments, beginning on the Annuity Income Date, during the joint lifetime of both Annuitants with a guarantee that if, upon the death of both Annuitants, annuity payments have been made for less than the number of years elected, then annuity payments will continue thereafter to you (or the payee you designate) for the remainder of the period. Upon the death of an Annuitant, the number of Annuity Units (for Variable Income Options) and/or the dollar amount (for Fixed Income Options) of each payment will be adjusted by the Survivor Benefit Percentage.

     The Survivor Benefit Percentage is the percentage of Annuity Units or dollars of each payment paid during the survivor's life, which may be less than or equal to that paid when both individuals are living. This percentage is only applicable after the death of the first Annuitant.

     We may require satisfactory proof that the Annuitants are alive before any annuity payment is made.

     The Ratchet is an optional feature you have selected which is applicable only to the Variable Income Option. It guarantees that annuity payments will never decrease as a result of investment performance.

     Annuity payments made prior to the Date of First Change are guaranteed to equal or exceed the Initial Ratchet Amount shown on the Specifications Page. All other annuity payments are guaranteed to equal or exceed the Current Ratchet Amount. The Current Ratchet Amount equals the amount of the last annuity payment in the previous Change Frequency Cycle. Upon the death of the first Annuitant, the Current Ratchet Amount is adjusted by multiplying it by the Survivor Benefit Percentage.

     From one Change Frequency Cycle to the next, annuity payments are limited so that they will not exceed the applicable Ratchet amount by more than the Ratchet Maximum Benefit Increase Percentage (see Specifications Page).

     If you take a withdrawal from the contract, the Initial Ratchet Amount (if the withdrawal is taken prior to the Date of First Change) or the Current Ratchet Amount (if the withdrawal is taken at any other time) will be reduced in the same manner that the withdrawal reduces the Annuity Units.

     There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

                                 SPECIFICATIONS


                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION

Joint Annuity with a Survivor Benefit, with Payment for a Certain Number of Years,with a Floor:

     We will provide annuity payments, beginning on the Annuity Income Date, during the joint lifetime of both Annuitants with a guarantee that if, upon the death of both Annuitants, annuity payments have been made for less than the number of years elected, then annuity payments will continue thereafter to you (or the payee you designate) for the remainder of the period. Upon the death of an Annuitant, the number of Annuity Units (for Variable Income Options) and/or the dollar amount (for Fixed Income Options) of each payment will be adjusted by the Survivor Benefit Percentage.

     The Survivor Benefit Percentage is the percentage of Annuity Units or dollars of each payment paid during the survivor's life, which may be less than or equal to that paid when both individuals are living. This percentage is only applicable after the death of the first Annuitant.

     We may require satisfactory proof that the Annuitants are alive before any annuity payment is made.

     The Floor is an optional feature you have selected and is applicable only to the Variable Income Option. While variable annuity payments may increase or decrease, this feature guarantees that they will never fall below the Floor Amount.

     The Floor Amount is shown on the Specifications Page. Upon the death of the first Annuitant, the Floor Amount is adjusted by multiplying it by the Survivor Benefit Percentage. If you take a withdrawal from the contract, the Floor Amount will be reduced in the same manner that the withdrawal reduces the Annuity Units.

     There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

                                 SPECIFICATIONS


                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Single Life Annuity with Cash Back:

     We will provide annuity payments, beginning on the Annuity Income Date, during the life of the sole Annuitant with a guarantee that at the Annuitant's death, you (or the payee you designate) will receive any excess of the Net Payment applied over the total amount of annuity payments made and withdrawals taken. We may require satisfactory proof that the Annuitant is alive before any annuity payment is made.

                                 SPECIFICATIONS


                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Single Life Annuity with Cash Back, with an Ratchet:

     We will provide annuity payments, beginning on the Annuity Income Date, during the life of the sole Annuitant with a guarantee that at the Annuitant's death, you (or the payee you designate) will receive any excess of the Net Payment applied over the total amount of annuity payments made and withdrawals taken. We may require satisfactory proof that the Annuitant is alive before any annuity payment is made.

     The Ratchet is an optional feature you have selected which is applicable only to the Variable Income Option. It guarantees that annuity payments will never decrease as a result of investment performance.

     Annuity payments made prior to the Date of First Change are guaranteed to equal or exceed the Initial Ratchet Amount shown on the Specifications page. All other annuity payments are guaranteed to equal or exceed the Current Ratchet Amount. The Current Ratchet Amount equals the amount of the last annuity payment in the previous Change Frequency Cycle.

     From one Change Frequency Cycle to the next, annuity payments are limited so that they will not exceed the applicable ratchet amount by more than the Ratchet Maximum Benefit Increase Percentage (see Specifications Page).

     If you take a withdrawal from the contract, the Initial Ratchet Amount (if the withdrawal is taken prior to the Date of First Change) or the Current Ratchet Amount (if the withdrawal is taken at any other time) will be reduced in the same manner that the withdrawal reduces the Annuity Units.

     There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

                                 SPECIFICATIONS


                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Single Life with Cash Back, with a Floor:

     We will provide annuity payments, beginning on the Annuity Income Date, during the life of the sole Annuitant with a guarantee that at the Annuitant's death, you (or the payee you designate) will receive any excess of the Net Payment applied over the total amount of annuity payments made and withdrawals taken. We may require satisfactory proof that the Annuitant is alive before any annuity payment is made.

     The Floor is an optional feature you have selected and is applicable only to the Variable Income Option. While variable annuity payments may increase or decrease, this feature guarantees that they will never fall below the Floor Amount.

     The Floor Amount is shown on the Specifications page. If you take a withdrawal from the contract, the Floor Amount will be reduced in the same manner that the withdrawal reduces the Annuity Units.

     There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

                                 SPECIFICATIONS

                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Joint Life Annuity with a Survivor Benefit, with Cash Back:

     We will provide annuity payments, beginning on the Annuity Income Date, during the joint lifetime of both Annuitants with a guarantee that, at the surviving Annuitant's death, you (or the payee you designate) will receive any excess of the Net Payment applied over the total amount of annuity payments made and withdrawals taken. Upon the death of an Annuitant, the number of Annuity Units (for Variable Income Options) and/or the dollar amount (for Fixed Income Options) of each payment will be adjusted by the Survivor Benefit Percentage.

     The Survivor Benefit Percentage is the percentage of Annuity Units or dollars of each payment paid during the survivor's life, which may be less than or equal to that paid when both individuals are living. This percentage is only applicable after the death of the first Annuitant.

     We may require satisfactory proof that the Annuitants are alive before any annuity payment is made.

                                 SPECIFICATIONS


                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Joint Life Annuity with a Survivor Benefit, with Cash Back, with a Ratchet:

     We will provide annuity payments, beginning on the Annuity Income Date, during the joint lifetime of both Annuitants with a guarantee that, at the surviving Annuitant's death, you (or the payee you designate) will receive any excess of the Net Payment applied over the total amount of annuity payments made and withdrawals taken. Upon the death of an Annuitant, the number of Annuity Units (for Variable Income Options) and/or the dollar amount (for Fixed Income Options) of each payment will be adjusted by the Survivor Benefit Percentage.

     The Survivor Benefit Percentage is the percentage of Annuity Units or dollars of each payment paid during the survivor's life, which may be less than or equal to that paid when both individuals are living. This percentage is only applicable after the death of the first Annuitant.

     We may require satisfactory proof that the Annuitants are alive before any annuity payment is made.

     The Ratchet is an optional feature you have selected which is applicable only to the Variable Income Option. It guarantees that annuity payments will never decrease as a result of investment performance.

     Annuity payments made prior to the Date of First Change are guaranteed to equal or exceed the Initial Ratchet Amount shown on the Specifications page. All other annuity payments are guaranteed to equal or exceed the Current Ratchet Amount. The Current Ratchet Amount equals the amount of the last annuity payment in the previous Change Frequency Cycle. Upon the death of the first Annuitant, the Current Ratchet Amount is adjusted by multiplying it by the Survivor Benefit Percentage.

     From one Change Frequency Cycle to the next, annuity payments are limited so that they will not exceed the applicable Ratchet amount by more than the Ratchet Maximum Benefit Increase Percentage (see Specifications Page).

     If you take a withdrawal from the contract, the Initial Ratchet Amount (if the withdrawal is taken prior to the Date of First Change) or the Current Ratchet Amount (if the withdrawal is taken at any other time) will be reduced in the same manner that the withdrawal reduces the Annuity Units.

     There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

                                 SPECIFICATIONS


                   DESCRIPTION OF YOUR ANNUITY BENEFIT OPTION


Joint Life Annuity with a Survivor Benefit, with Cash Back, with a Floor:

     We will provide annuity payments, beginning on the Annuity Income Date, during the joint lifetime of both Annuitants with a guarantee that, at the surviving Annuitant's death, you (or the payee you designate) will receive any excess of the Net Payment applied over the total amount of annuity payments made and withdrawals taken. Upon the death of an Annuitant, the number of Annuity Units (for Variable Income Options) and/or the dollar amount (for Fixed Income Options) of each payment will be adjusted by the Survivor Benefit Percentage.

     The Survivor Benefit Percentage is the percentage of Annuity Units or dollars of each payment paid during the survivor's life, which may be less than or equal to that paid when both individuals are living. This percentage is only applicable after the death of the first Annuitant.

     We may require satisfactory proof that the Annuitants are alive before any annuity payment is made.

     The Floor is an optional feature you have selected and is applicable only to the Variable Income Option. While variable annuity payments may increase or decrease, this feature guarantees that they will never fall below the Floor Amount.

     The Floor Amount is shown on the Specifications Page. Upon the death of the first Annuitant, the Floor Amount is adjusted by multiplying it by the Survivor Benefit Percentage. If you take a withdrawal from the contract, the Floor Amount will be reduced in the same manner that the withdrawal reduces the Annuity Units.

     There is no periodic charge for this feature. Instead, lower Income Option Rates are used to determine your first variable annuity payment. As a result, the first annuity payment is lower than it would have been had this feature not been selected. Future annuity payments will also be lower except when the protection provided by this feature results in a greater benefit.

                                 SPECIFICATIONS

Contract Type:             [Non-qualified]           Single Purchase Payment Amount:          [ ]
Contract Number:           [zz00600000]              Net Payment:                             [ ]

Owner:                     [John Doe ]               Owner's Date of Birth:             [10/25/1960]
Joint Owner:               [Jack Doe ]               Joint Owner's Date of Birth:       [07/12/1960]

Annuitant:                 [Mary Doe ]               Annuitant's Date of Birth:         [03/19/1945]
Joint Annuitant:           [Michael Doe ]            Joint Annuitant's Date of Birth:   [08/20/1954]

Annuitant's Sex:           [Female ]                 Payee:                              [Jane Doe ]
Joint Annuitant's Sex:     [Male ]                   Payee's Address:                    [1 Main St,
Anywhere, USA ]

Primary Beneficiary:                                 Surviving Joint Owner, if any
1st Contingent Beneficiary(ies):                     [Michael Doe ]
2nd Contingent Beneficiary(ies):                     [Jack Doe]

Issue Date:                                          [04/01/1999]
Annuity Income Date:                                 [10/01/1999]
-----------------------------------------------------------------------------------------------------
Annuity Benefit Option:                              [Joint with a Survivor Benefit Option] (See
page [5])
[Survivor Benefit Percentage:                        [50%]]
Frequency of Annuity Payments:                       [Monthly]
Mortality Table:                                     [Annuity 2000]

     Percentage under a Fixed Income Option:                           [30%]
                  Dollar Amount of Fixed Income:                       [ $]
         Percentage under a Variable Income Option:                    [70%]
                  Assumed Investment Return:                           [5%]
                  Change Frequency:                                    [Monthly]
                  Date of First Change:                                [xx/xx/xxxx]
                  Income Option Rate:                                  [ 4.5]

                  [Optional Feature:]

                  [The Ratchet:
                  Initial Ratchet Amount:                              [$100]
                  Ratchet Maximum Benefit Increase Percentage:         [10%]

                  If you had not selected this feature, the Income Option Rate
                  above would have been                                [5.0].]

                  [The Floor:
                  Floor Amount:                                        [$100]

                  If you had not selected this feature, the Income Option Rate above would have been [5.0].]


                           SPECIFICATIONS (continued)

Owner:                      [John Doe]                     Contract Number:
                                                                 [zz00600000]

Joint Owner:                [Jack Doe]

Single Purchase Amount:     [$25,000.00]
--------------------------------------------------------------------------------

  [Payment Withdrawal Amount:          [10 times the previous annuity payment.]
                                       [[But not more than the remaining
                                       guaranteed payments.]]

[Present Value Withdrawal Amount:      [[75%] of Present Value of remaining
                                       guaranteed annuity payments.]

Mortality and Expense Risk Charge:     [[1.25%] on an annual basis of the daily
                                       value of the Sub-Account assets.]

         Administrative Charge:        [[.20%] on an annual basis of the daily
                                       value of the Sub-Account assets.]


Variable Allocation of Net Payment on Issue Date:

Sub-Account Name                            Percentage of                       Number of Units
----------------                            Net Payment                         ---------------
                                            -----------
[Select Aggr. Growth
Select Capital Appr.
Select Value Opp.
Select Emerging Market
Select Int'l Equity
DGPF Int'l Equity Series
Fidelity VIP Overseas
T. Rowe Price Int'l
Select Growth
Select Strategic Growth
Growth Fund
Fidelity VIP Growth
Equity Index Fund
Select Gr. & Inc.
Fidelity VIP Eq. Inc.
Fidelity VIP Asset Mgr
Fidelity VIP High Inc
Investment Grade Income Fund
Government Bond Fund
Allmerica Money Market]